UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

September 29, 2021
Date of Report (Date of earliest event reported)
__________________________________________
HERMAN MILLER, INC.
(Exact name of registrant as specified in its charter)
__________________________________________

Michigan	001-15141	38-0837640
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

855 East Main Avenue, Zeeland, MI 49464
(Address of principal executive offices and zip code)
(616) 654-3000
(Registrant's telephone number, including area code)
__________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MLHR	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition

The information set forth under Item 8.01 is incorporated into this Item 2.02 by reference.

Item 8.01     Other Events

As previously disclosed in our Annual Report on Form 10-K for the year ended May 29, 2021 filed with the Securities and Exchange Commission on July 27, 2021, Herman Miller, Inc. (the "Company") has changed reporting segments effective May 30, 2021, the first day of fiscal year 2022. The Company has modified our organizational structure and aligned internal management reporting to correspond to this new structure, resulting in the following changes to reporting segments.

•The activities related to the manufacture and sale of furniture products direct to consumers and to third-party retailers that currently reside within the International Contract segment have moved to the Global Retail segment.
•The operations associated with the design, manufacture and sale of furniture products for work-related settings in Latin America have moved to the North America Contract segment to form a new Americas Contract segment.
•Operations of the DWR Contract business, a division of DWR that sells design furnishings and accessories for use in work-related settings have moved into the Americas Contract segment.

The Company is filing this Current Report on Form 8-K to reflect selected historical quarterly and annual operating segment information for the new reporting segments to help investors and analysts better understand the historical financial and operating results of the current reporting segments.

A summary of each reporting segment is as follows:

The Americas Contract segment includes the operations associated with the design, manufacture and sale of furniture and textile products for work-related settings, including office, healthcare, and educational environments, throughout the North and South America. The business associated with the Company's owned contract furniture dealers is also included in the Americas Contract segment. In addition to the Herman Miller brand and the DWR Contract business, this segment includes the operations associated with the design, manufacture and sale of high-craft furniture products and textiles including Geiger wood products, Maharam textiles, Nemschoff, naughtone and Herman Miller Collection products.

The International Contract segment includes the operations associated with the design, manufacture and sale of furniture products, primarily for work-related settings in Europe, the Middle East and Africa ("EMEA") and Asia-Pacific.

The Global Retail segment includes operations associated with the sale of modern design furnishings and accessories to third party retailers, as well as direct to consumer sales through e-commerce, direct-mail catalogs, DWR studios and HAY stores.

The Knoll segment includes the global operations associated with the design, manufacture, and sale of furniture products within the Knoll constellation of brands. Knoll was acquired in the first quarter of fiscal year 2022 and therefore does not have results to restate in this filing.

The Company also reports a “Corporate” category consisting primarily of unallocated expenses related to general corporate functions, including, but not limited to, certain legal, executive, corporate finance, information technology, administrative and acquisition-related costs. Management regularly reviews corporate costs and believes disclosing such information provides more visibility and transparency regarding how the chief operating decision maker reviews results of the Company. The accounting policies of the operating segments are the same as those of the Company.

As a result of these changes to segment reporting, the Company has updated its historical segment data for the quarterly periods within each of the fiscal years ended May 30, 2020 and May 29, 2021. The updates relate solely to the presentation of operating segment-specific information as described above and neither represents a restatement of previously issued financial statements nor affect our previously reported consolidated financial condition, results of operation or cash flows. The updated information should be read in conjunction with our previously filed reports.

This information will be made available through the "investors" section on the Company's website at www.hermanmiller.com. Also, a copy of the supplemental financial data of the revised segment data for the quarterly periods within each of the fiscal years ended May 30, 2020 and May 29, 2021 is attached as Exhibit 99.1.

Item 9.01     Financial Statements and Exhibits

Exhibit 99.1     Supplemental quarterly and annual segment financial and operational information for the years ended May 30, 2020 and May 29, 2021.

Non-GAAP Financial Measures and Other Supplemental Data
This presentation contains non-GAAP financial measures that are not in accordance with, nor an alternative to, generally accepted accounting principles (GAAP) and may be different from non-GAAP measures presented by other companies. These non-GAAP financial measures are not measurements of our financial performance under GAAP and should not be considered an alternative to the related GAAP measurement. These non-GAAP measures have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP. Our presentation of non-GAAP measures should not be construed as an indication that our future results will be unaffected by unusual or infrequent items. We compensate for these limitations by providing equal prominence of our GAAP results. Reconciliations of these non-GAAP measures to the most directly comparable financial measures calculated and presented in accordance with GAAP are provided in the financial tables included within this presentation. The Company believes these non-GAAP measures are useful for investors as they provide financial information on a more comparative basis for the periods presented.

The non-GAAP financial measures referenced within this presentation include: Adjusted Earnings per Share, Pro Forma Earnings per Share, Adjusted Operating Earnings (Loss), Adjusted Gross Margin, and Organic Growth (Decline).

Adjusted Earnings (Loss) per Share represents reported diluted earnings per share excluding the impact from adjustments related to acquisition and integration charges, amortization of purchased intangibles, debt extinguishment charges, restructuring expenses and other special charges or gains, including related taxes. These adjustments are described further below.

Adjusted Operating Earnings (Loss) represents reported operating earnings plus acquisition and integration charges, amortization of purchased intangibles, debt extinguishment charges, restructuring expenses and other special charges. These adjustments are described further below.

Adjusted Gross Margin represents gross margin plus amortization of purchased intangibles and other special charges. These adjustments are described further below.

Organic Growth (Decline) represents the change in sales and orders, excluding currency translation effects and the impact of acquisitions.

Acquisition and Integration Charges: Costs related directly to the Knoll acquisition including legal, accounting and other professional fees as well as integration-related costs. Integration-related costs include severance, accelerated stock-based compensation expenses and other cost reduction efforts or reorganization initiatives.

Impairment Charges: Non-cash charges related to the impairment of goodwill, intangible assets and right of use assets.

Restructuring expenses: Include actions involving facilities consolidation and optimization, targeted workforce reductions, and costs associated with an early retirement program.

Special charges: Include certain costs arising as a direct result of COVID-19 and retroactive payments related to reinstated employee benefits.

Tax Related Items: We excluded the income tax benefit/provision effect of the tax related items from our non-GAAP measures because they are not associated with the tax expense on our ongoing operating results.

Forward-Looking Statements
This communication includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements relate to future events and anticipated results of operations, business strategies, the anticipated benefits of the transaction, the anticipated impact of the transaction on the combined company’s business and future financial and operating results, the expected amount and timing of synergies from the transaction, and other aspects of our operations or operating results. These forward-looking statements generally can be identified by phrases such as “will,” “expects,” “anticipates,” “foresees,” “forecasts,” “estimates” or other words or phrases of similar import. It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on the results of operations and financial condition of Herman Miller or the price of Herman Miller’s stock. These forward-looking statements involve certain risks and uncertainties, many of which are beyond Herman Miller’s control, that could cause actual results to differ materially from those indicated in such forward-looking statements, including but not limited to: the impact of public health crises, such as pandemics (including coronavirus (COVID-19)) and epidemics, and any related company or government policies and actions to protect the health and safety of individuals or government policies or actions to maintain the functioning of national or global economies and markets; the risk that the anticipated benefits of the merger with Knoll will not be realized on the anticipated timing or at all; risks related to the additional debt incurred in connection with the merger; Herman Miller’s ability to comply with its debt covenants and obligations; the risk that the anticipated benefits of the merger will be more costly to realize than expected; the effect of the announcement of the merger on the ability of Herman Miller or Knoll to retain and hire key personnel and maintain relationships with customers, suppliers and others with whom Herman Miller or Knoll does business, or on Herman Miller’s or Knoll’s operating results and business generally; the ability of Herman Miller to successfully integrate Knoll’s operations; the ability of Herman Miller to implement its plans, forecasts and other expectations with respect to Herman Miller’s business after the completion of the transaction and realize expected synergies; business disruption following the merger; general economic conditions; the availability and pricing of raw materials; the financial strength of our dealers and the financial strength of our customers; the success of newly-introduced products; the pace and level of government procurement; and the outcome of pending litigation or governmental audits or investigations. For additional information about other factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to Herman Miller’s periodic reports and other filings with the SEC, including the risk factors identified in Herman Miller’s most recent Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. The forward-looking statements included in this communication are made only as of the date hereof. Herman Miller does not undertake any obligation to update any forward-looking statements to reflect subsequent events or circumstances, except as required by law.

(d) Exhibits.

Number        Description

99.1    Supplemental financial data for the quarterly periods within each of the fiscal years ended May 30, 2020 and May 29, 2021

104        Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:	September 29, 2021	Herman Miller, Inc.
(Registrant)
		By:	/s/ Antonella Pilo Antonella Pilo
Vice President of Investor Relations (Duly Authorized Signatory for Registrant)